T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement Balanced Fund

Supplement to Summary Prospectuses Dated October 1, 2016

The information under “Principal Investment Strategies” is supplemented as follows:

For each of the funds listed above, effective October 1, 2017, the T. Rowe Price Dynamic Global Bond Fund, T. Rowe Price Floating Rate Fund, and T. Rowe Price U.S. Treasury Long-Term Fund will be added to the list of underlying fixed income funds in which the funds can invest. Subject to effectiveness with the SEC, the T. Rowe Price International Bond Fund (USD Hedged) will also be added to the list of underlying fixed income funds in which each of the funds can invest.

For each fund (other than the Retirement Balanced Fund), a percentage of the fund’s portfolio is allocated to the broad asset classes according to a predetermined glide path that becomes more conservative over time. For the Retirement Balanced Fund, a percentage of the fund’s portfolio is allocated to the broad asset classes according to an asset mix that generally remains consistent over time. The addition of these new underlying funds will not change the overall neutral allocations assigned to the broad asset classes (stocks and bonds). However, the new underlying funds will further diversify the sectors available to the funds within the overall bond component. The changes are designed to provide for more dynamic allocations within fixed income and the ability to better respond to a variety of market conditions. The adviser expects to begin implementing changes within the fixed income allocation and investing in these new funds on or around October 1, 2017. It is anticipated that the process of fully integrating these changes will occur over an extended period of time.

An initial Registration Statement relating to the T. Rowe Price International Bond Fund (USD Hedged) has been filed with the SEC. However, the T. Rowe Price International Bond Fund (USD Hedged) may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. The information contained in this supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the T. Rowe Price International Bond Fund (USD Hedged) in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The date of this supplement is July 26, 2017.

F155-042-S 07/26/17